Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2000.

    NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Carl E. Swearingen, and each of them, as attorneys for him in his name, place and stead in his capacities in the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand on the date indicated.

/s/ F. DUANE ACKERMAN F. Duane Ackerman Chairman of the Board, President and Chief Executive Officer Director (Principal Executive Officer)	2/26/01 Date
/s/ RONALD M. DYKES Ronald M. Dykes Chief Financial Officer (Principal Financial Officer)	2/28/01 Date
/s/ W. PATRICK SHANNON W. Patrick Shannon Vice President—Finance and Supply Chain Management (Principal Accounting Officer)	2/28/01 Date

KNOW ALL PERSONS BY THESE PRESENTS:

    WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2000.

    NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Carl E. Swearingen, and each of them, as attorneys for him in his name, place and stead in his capacity as a Director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ REUBEN V. ANDERSON

Reuben V. Anderson
Director

February 26, 2001
Date

KNOW ALL PERSONS BY THESE PRESENTS:

    WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2000.

    NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Carl E. Swearingen, and each of them, as attorneys for him in his name, place and stead in his capacity as a Director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ JAMES H. BLANCHARD

James H. Blanchard
Director

February 26, 2001
Date

KNOW ALL PERSONS BY THESE PRESENTS:

    WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2000.

    NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Carl E. Swearingen, and each of them, as attorneys for him in his name, place and stead in his capacity as a Director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ J. HYATT BROWN

J. Hyatt Brown
Director

February 26, 2001
Date

KNOW ALL PERSONS BY THESE PRESENTS:

    WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2000.

    NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Carl E. Swearingen, and each of them, as attorneys for him in his name, place and stead in his capacity as a Director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ ARMANDO M. CODINA

Armando M. Codina
Director

February 26, 2001
Date

KNOW ALL PERSONS BY THESE PRESENTS:

    WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2000.

    NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Carl E. Swearingen, and each of them, as attorneys for her in her name, place and stead in her capacity as a Director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the date indicated.

/s/ KATHLEEN F. FELDSTEIN

Kathleen F. Feldstein
Director

February 26, 2001
Date

KNOW ALL PERSONS BY THESE PRESENTS:

    WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2000.

    NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Carl E. Swearingen, and each of them, as attorneys for him in his name, place and stead in his capacity as a Director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ JAMES P. KELLY

James P. Kelly
Director

February 26, 2001
Date

KNOW ALL PERSONS BY THESE PRESENTS:

    WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2000.

    NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Carl E. Swearingen, and each of them, as attorneys for him in his name, place and stead in his capacity as a Director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ JOSEPH M. MAGLIOCHETTI

Joseph M. Magliochetti
Director

February 26, 2001
Date

KNOW ALL PERSONS BY THESE PRESENTS:

    WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2000.

    NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Carl E. Swearingen, and each of them, as attorneys for him in his name, place and stead in his capacity as a Director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ JOHN G. MEDLIN, JR.

John G. Medlin, Jr.
Director

February 26, 2001
Date

KNOW ALL PERSONS BY THESE PRESENTS:

    WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2000.

    NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Carl E. Swearingen, and each of them, as attorneys for him in his name, place and stead in his capacity as a Director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ LEO F. MULLIN

Leo F. Mullin
Director

February 26, 2001
Date

KNOW ALL PERSONS BY THESE PRESENTS:

    WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2000.

    NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Carl E. Swearingen, and each of them, as attorneys for him in his name, place and stead in his capacity as a Director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ EUGENE F. MURPHY

Eugene F. Murphy
Director

February 26, 2001
Date

KNOW ALL PERSONS BY THESE PRESENTS:

    WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2000.

    NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Carl E. Swearingen, and each of them, as attorneys for her in her name, place and stead in her capacity as a Director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the date indicated.

/s/ ROBIN B. SMITH

Robin B. Smith
Director

February 26, 2001
Date

KNOW ALL PERSONS BY THESE PRESENTS:

    WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2000.

    NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Carl E. Swearingen, and each of them, as attorneys for him in his name, place and stead in his capacity as a Director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ WILLIAM S. STAVROPOULOS

William S. Stavropoulos
Director

February 26, 2001
Date